Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

THIRD QUARTER

2009

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	3Q ‘09	3Q ‘08	YTD 2009	YTD 2008
MERCK / SCHERING-PLOUGH	$391.3	$400.2	$1,044.5	$1,158.2
ASTRAZENECA LP	191.4	139.1	482.6	331.6
Other (1)	105.5	126.3	334.1	350.9

TOTAL	$688.2	$665.6	$1,861.2	$1,840.7

(1)	Primarily reflects results for Sanofi Pasteur MSD, Johnson & Johnson°Merck Consumer Pharmaceuticals and Merial Limited (until disposition on September 17, 2009).

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial (1)	Period from July 1, 2009 until Sept. 17, 2009	3Q ‘08	Period from Jan. 1, 2009 until Sept. 17, 2009	YTD 2008
FRONTLINE, other fipronil	$197.5	$253.3	$783.9	$901.0
BIOLOGICALS	164.4	198.0	524.5	580.9
IVOMEC, HEARTGARD, other avermectins	91.3	128.6	341.4	415.0
Other Animal Health	61.0	72.1	199.7	220.8

TOTAL MERIAL SALES	$514.2	$652.0	$1,849.5	$2,117.7

(1)	On September 17, 2009, Merck sold its ownership interest in Merial Limited. Sales figures for 2009 are reported until the date of disposition.

Sanofi Pasteur MSD	3Q ‘09	3Q ‘08	YTD 2009	YTD 2008
GARDASIL	$108.1	$220.1	$417.1	$694.1
FLU VACCINES	167.1	117.2	167.1	117.2
OTHER VIRAL VACCINES	26.6	28.9	78.9	80.7
HEPATITIS VACCINES	10.3	19.3	34.7	56.7
ROTATEQ	10.7	7.9	29.5	21.2
Other Vaccines	173.0	173.4	425.0	438.3

TOTAL SANOFI PASTEUR MSD SALES	$495.8	$566.8	$1,152.3	$1,408.2

Merck / Schering-Plough Collaboration	3Q ‘09	3Q ‘08	YTD 2009	YTD 2008
VYTORIN	$514.1	$567.2	$1,500.0	$1,810.5
ZETIA	514.5	534.3	1,507.3	1,676.4

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,028.6	$1,101.5	$3,007.3	$3,486.9

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	3Q ‘09	3Q ‘08	YTD 2009	YTD 2008
INTEREST INCOME	$(33.4)	$(171.3)	$(199.6)	$(484.2)
INTEREST EXPENSE	130.7	71.4	290.9	194.6
EXCHANGE LOSSES (GAINS)	0.5	52.3	(3.0)	73.6
Other, net (1)	(2,888.9)	78.2	(2,943.0)	(2,075.3)

TOTAL	$(2,791.1)	$30.6	$(2,854.7)	$(2,291.3)

(1)

Other, net in the third quarter and first nine months of 2009 primarily reflects a $2.8 billion gain on the sale of the Company’s ownership interest in Merial Limited. Other, net in the first nine months of 2008 primarily reflects a $2.2 billion gain on distribution from AstraZeneca LP.

Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

THIRD QUARTER

2009

NET PRODUCT SALES DETAIL (millions of dollars)

	3Q ‘09 vs. 3Q ‘08
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$
COZAAR / HYZAAR	-3%	861	3%	322	-6%	539
JANUVIA	30%	491	19%	354	68%	137
JANUMET	72%	173	42%	122	*	51
SINGULAIR	5%	1,085	5%	729	6%	356
Vaccines:
GARDASIL	-22%	311	-20%	220	-27%	91
ROTATEQ	-6%	127	-9%	113	36%	13
ZOSTAVAX	*	84	*	84	N/A	—
OTHER VIRAL VACCINES (1)	7%	462	9%	440	-18%	22
HEPATITIS VACCINES (2)	26%	46	63%	42	-62%	4
OTHER VACCINES (3)	71%	138	*	99	17%	39
Other Reported Products:
ARCOXIA	-7%	90	N/A	—	-7%	90
CANCIDAS	5%	155	-26%	18	11%	137
COSOPT / TRUSOPT	-41%	123	-92%	7	-5%	116
CRIXIVAN / STOCRIN	-28%	49	-26%	2	-28%	47
EMEND	20%	82	17%	51	26%	31
FOSAMAX	-22%	276	-59%	39	-8%	237
INVANZ	3%	73	5%	39	—	34
ISENTRESS	84%	197	68%	95	*	102
MAXALT	6%	144	8%	100	2%	44
PRIMAXIN	-10%	168	3%	33	-13%	135
PROPECIA	1%	109	-5%	37	4%	72
PROSCAR	-17%	67	-52%	2	-15%	66
TIMOPTIC / TIMOPTIC XE	-8%	28	*	—	-2%	28
VASOTEC / VASERETIC	-12%	73	N/A	—	-12%	73
ZOCOR	-10%	141	3%	17	-12%	124
ZOLINZA	24%	5	15%	4	*	1

* 100% or over

N/A - Not Applicable

(1) - Includes ProQuad, M-M-R II and Varivax.

(2) - Includes Recombivax and Vaqta

(3) - Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	3Q ‘09	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$6,050	2%	2	2	-3

U.S. ($ MM)	3,455	4%	-1	4	N/A
Foreign ($ MM)	2,595	0%	6	-1	-6

Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SEPTEMBER YEAR-TO-DATE

2009

NET PRODUCT SALES DETAIL (millions of dollars)

	SEPTEMBER YTD ‘09 vs. SEPTEMBER YTD ‘08
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	-3%	2,606	3%	958	-6%	1,648
JANUVIA	39%	1,364	29%	1,014	77%	350
JANUMET	97%	456	61%	336	*	120
SINGULAIR	6%	3,400	6%	2,234	6%	1,165
Vaccines:
GARDASIL	-25%	841	-29%	584	-12%	258
ROTATEQ	-23%	387	-27%	345	29%	42
ZOSTAVAX	34%	202	34%	202	N/A	—
OTHER VIRAL VACCINES (1)	6%	1,036	9%	977	-24%	59
HEPATITIS VACCINES (2)	1%	109	20%	95	-52%	14
OTHER VACCINES (3)	11%	246	45%	158	-22%	88
Other Reported Products:
ARCOXIA	-12%	260	N/A	—	-12%	260
CANCIDAS	-3%	442	-31%	55	3%	388
COSOPT / TRUSOPT	-41%	370	-87%	33	-10%	337
CRIXIVAN / STOCRIN	-31%	154	-21%	8	-31%	146
EMEND	18%	228	18%	147	19%	81
FOSAMAX	-34%	815	-71%	122	-15%	693
INVANZ	4%	205	10%	109	-2%	96
ISENTRESS	*	518	96%	257	*	260
MAXALT	8%	418	13%	291	-3%	127
PRIMAXIN	-17%	493	-23%	95	-15%	398
PROPECIA	-1%	318	-4%	109	1%	208
PROSCAR	-13%	219	-55%	4	-12%	214
TIMOPTIC / TIMOPTIC XE	-9%	82	-91%	—	-4%	82
VASOTEC / VASERETIC	-17%	226	N/A	—	-17%	226
ZOCOR	-18%	419	-46%	35	-14%	384
ZOLINZA	27%	13	24%	12	57%	1

* 100% or over

N/A - Not Applicable

(1) - Includes ProQuad, M-M-R II and Varivax.

(2) - Includes Recombivax and Vaqta

(3) - Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	SEP YTD ‘09	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$17,335	-3%	-1	2	-4

U.S. ($ MM)	9,662	-3%	-8	4	N/A
Foreign ($ MM)	7,673	-2%	8	-2	-8